Exhibit 99.2

SUPPLEMENTAL INDENTURE NO. 4

THIS SUPPLEMENTAL INDENTURE NO. 4, dated as of May 7, 2009 (the “Supplemental Indenture No. 4”), between CIGNA CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America, as trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company and the Trustee are parties to a Senior Indenture, dated as of August 16, 2006, as amended by Supplemental Indenture No. 3 thereto, dated as of March 7, 2008 (as amended, the “Base Indenture” and as supplemented by this Supplemental Indenture No. 4, the “Indenture”), relating to the issuance from time to time by the Company of its Securities on terms to be specified at the time of issuance;

WHEREAS, Section 901(7) of the Base Indenture provides that the Company may enter into a supplemental indenture to establish the terms and provisions of a series of Securities issued pursuant to the Indenture;

WHEREAS, the Company desires to issue a series of Securities, and has duly authorized the creation and issuance of such Securities and the execution and delivery of this Supplemental Indenture No. 4 to modify the Base Indenture and provide certain additional provisions as hereinafter described;

WHEREAS, the parties hereto deem it advisable to enter into this Supplemental Indenture No. 4 for the purpose of establishing the terms of such Securities, providing for the rights, obligations and duties of the Trustee with respect to such Securities; and

WHEREAS, all conditions and requirements of the Base Indenture necessary to make this Supplemental Indenture No. 4 a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto.

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

ARTICLE I
THE SENIOR NOTES

Section 1.01 Title of Securities.  There shall be a series of Securities designated the “8.50% Senior Notes due 2019” of the Company (the “Senior Notes”).

Section 1.02 Limitation of Aggregate Principal Amount.  The aggregate principal amount of the Senior Notes shall initially be limited to $350,000,000 (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, Senior Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered thereunder).  The Company may, without the consent of the Holders of the Senior Notes, issue additional Senior Notes having the same interest rate, maturity date, CUSIP number and other terms (other than issue date and issue price) (“Additional Senior Notes”).  Any Additional Senior Notes, together with the Senior Notes, will constitute a single series of Securities under the Indenture.  No Additional Senior Notes may be issued if an Event of Default under the Indenture has occurred and is continuing with respect to the Senior Notes.

Section 1.03 Principal Payment Date.  The principal amount of the Senior Notes outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on May 1, 2019, which date shall be the Stated Maturity of the Senior Notes.

Section 1.04 Interest and Interest Rates.  The rate of interest on each Senior Note shall be 8.50% per annum, accruing from May 7, 2009, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semi-annually in arrears on May 1 and November 1 of each year, commencing November 1, 2009 until the principal thereof is paid or made available for payment.  The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months.  The amount of interest payable for any period shorter than a full monthly period shall be computed on the basis of the actual number of calendar days elapsed in such a period.  In the event that any Interest Payment Date, Redemption Date, Change of Control Payment Date, Maturity or Stated Maturity of any Senior Note is not a Business Day, then payment of interest or principal (and premium, if any) payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).  The interest so payable in respect of any Senior Note, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name such Senior Note (or one or more Predecessor Securities) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day) prior to such Interest Payment Date (the “Regular Record Date”).  Any such interest not punctually paid or duly provided for in respect of any Senior Note shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name such Senior Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such Defaulted Interest, notice whereof shall be given to the Holders of the Senior Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on

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which the Senior Notes may be listed, and upon such notice as may be required by such exchange.

Section 1.05 Place of Payment.  The place where the Senior Notes may be presented or surrendered for payment, where the Senior Notes may be surrendered for registration of transfer or exchange and where notices and demand to or upon the Company in respect of the Senior Notes and the Indenture may be served shall be the Corporate Trust Office of the Trustee or the Paying Agent’s office maintained for that purpose in the Borough of Manhattan, City of New York.

Section 1.06 Optional Redemption.

(a) The Company may redeem the Senior Notes, at any time, and from time to time, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of such Senior Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (excluding interest accrued to the Redemption Date) on the Senior Notes to be redeemed from the Redemption Date to the Stated Maturity date discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 50 basis points, plus, in each case, accrued and unpaid interest on the Senior Notes to the Redemption Date (the “Redemption Price”).  Unless the Company defaults in payment of the Redemption Price, interest will cease to accrue on the Senior Notes called for redemption on and after the Redemption Date.

(b) The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

(c) Notice of redemption shall be given in accordance with Section 1104 of the Indenture.  If less than all of the Senior Notes then Outstanding are to be redeemed, the Trustee will select the particular Senior Notes or portions thereof in accordance with Section 1103 of the Indenture.

(d) For the purposes of this Section 1.06 of Supplemental Indenture No. 4, the terms below are defined as follows:

“Comparable Treasury Issue” means the United States Treasury Security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Senior Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Senior Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date for any Senior Notes, the average of all Reference Treasury Dealer Quotations obtained.

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“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

“Primary Treasury Dealer” means a primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer” means Citigroup Global Markets Inc., J.P. Morgan Securities Inc., UBS Securities LLC and their successors; provided, however, that if any Reference Treasury Dealer ceases to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the maturity date for the Senior Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Section 1.07 Change of Control Offer.

(a) If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Senior Notes in full, the Company will make an offer to each Holder (the “Change of Control Offer”) to repurchase any and all of such Holder’s Senior Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Senior Notes repurchased plus accrued and unpaid interest, if any, thereon, to the date of repurchase (the “Change of Control Payment”).  Within 30 days following any Change of Control Triggering Event, the Company will mail a notice to

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Holders of Senior Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Senior Notes on the date specified in the notice, which date will be no less than 30 days and no more than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Senior Notes and described in such notice.

(b) The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Senior Notes as a result of a Change of Control Triggering Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Senior Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Senior Notes by virtue of such conflicts.

(c) The Company will not be required to offer to repurchase the Senior Notes upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Senior Notes properly tendered and not withdrawn under its offer; provided that for all purposes of the Senior Notes and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Senior Notes unless the Company promptly makes an offer to repurchase the Senior Notes at 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon, to the date of repurchase, which shall be no later than 30 days after the third party’s scheduled Change of Control Payment Date.

(d) On the Change of Control Payment Date, the Company will, to the extent lawful:

(i) accept or cause a third party to accept for payment all Senior Notes or portions of Senior Notes properly tendered pursuant to the Change of Control Offer;

(ii) deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Senior Notes or portions of Senior Notes properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Senior Notes properly accepted, together with an officer’s certificate stating the principal amount of Senior Notes or portions of Senior Notes being purchased.

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(e) For the purposes of this Section 1.07, the terms below are defined as follows:

“Below Investment Grade Rating Event” means the Senior Notes are rated below all Investment Grade Ratings by at least two of the three Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control, in each case until the end of the 60-day period following public notice of the occurrence of the Change of Control; provided, however, that if (a) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of the Senior Notes, and (b) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event, then such 60-day period shall be extended for such time as the rating of the Senior Notes by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event.  Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a rating event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

“Change of Control” means the occurrence of any of the following: (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock; or (3) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors; provided, however, that a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s voting stock immediately prior to that transaction or (y) immediately following that transaction no Person is the beneficial owner, directly or indirectly, of

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more than 50% of the voting stock of such holding company. For purposes of this definition, “voting stock” means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of the Company, even if the right to vote has been suspended by the happening of such a contingency.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Director” means, as of any date of determination, any member of the Board of Directors of the Company who (1) was a member of the Board of Directors of the Company on the date of the issuance of the Senior Notes; or (2) was nominated for election or elected to the Board of Directors of the Company with the approval of a majority of the Continuing Directors who were members of such Board of Directors of the Company at the time of such nomination or election (either by specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director).

“Fitch” means Fitch Ratings Inc. and its successors.

“Investment Grade Rating” means a rating by Moody’s equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody’s), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of “Rating Agencies”.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Rating Agencies” means (1) Moody’s, S&P and Fitch; and (2) if any or all of Moody’s, S&P or Fitch ceases to rate the Senior Notes or fails to make a rating of the Senior Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, that the Company selects (pursuant to a resolution of the Company’s Board of Directors) as a replacement agency for any of Moody’s, S&P or Fitch, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

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Section 1.08 Sinking Fund Obligations.  The Company has no obligation to redeem or purchase any Senior Notes pursuant to any sinking fund or analogous requirement or upon the happening of a specified event or at the option of a Holder thereof.

Section 1.09 Denomination.  The Senior Notes shall be issuable only in registered form without coupons and in denominations of $2,000 and multiples of $1,000 in excess thereof.

Section 1.10 Currency.  Principal and interest on the Senior Notes shall be payable in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.

Section 1.11 Senior Notes to be Issued in Global Form.  The Senior Notes will be permanently represented by one or more securities in global form (the “Global Note”). The Company hereby designates The Depository Trust Company as the initial Depositary for the Global Note.

Section 1.12 Form of Senior Notes.  The Senior Notes shall be substantially in the form attached as Annex A hereto.

Section 1.13 Security Registrar and Paying Agent for the Senior Notes.  The Trustee shall serve initially as the Security Registrar and the Paying Agent.

Section 1.14 Defeasance.  The provisions of Section 1006 of the Indenture shall apply to the Senior Notes.

ARTICLE II
MISCELLANEOUS

Section 2.01 Integral Part; Effect of Supplement on Indenture.  This Supplemental Indenture No. 4 constitutes an integral part of the Indenture.  Except for the amendments and supplements made by this Supplemental Indenture No. 4 (which only apply to the Senior Notes and any other Securities issued thereunder), the Base Indenture shall remain in full force and effect as executed.

Section 2.02 General Definitions.  For purposes of this Supplemental Indenture No. 4:

(a) Capitalized terms used herein without definition shall have the meanings specified in the Base Indenture;

(b) All references to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of the Base Indenture; and

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(c) The terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Supplemental Indenture No. 4.

Section 2.03 Adoption, Ratification and Confirmation.  The Indenture, as supplemented by this Supplemental Indenture No. 4, is in all respects hereby adopted, ratified and confirmed.

Section 2.04 Trustee Not Responsible for Recitals. The recitals in this Supplemental Indenture No. 4 are made by the Company, and the Trustee assumes no responsibility for the correctness of such recitals.  The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture No. 4.

Section 2.05 Counterparts.  This Supplemental Indenture No. 4 may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original and all of which shall constitute but one and the same instrument.

Section 2.06 Governing Law.  This Supplemental Indenture No. 4 and the Senior Notes shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

[signature page follows]

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IN WITNESS WHEREOF, the Company and the Trustee have executed this Supplemental Indenture No. 4 as of the date first above written.

CIGNA CORPORATION

By:  /s/ Thomas A. McCarthy
Name:  Thomas A. McCarthy
Title:    Vice President and Treasurer

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ William G. Keenan
Name:  William G. Keenan
Title:    Vice President

ANNEX A

FORM OF GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF CEDE & CO.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFERS OF THIS GLOBAL SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN NOMINEES OF CEDE & CO. OR A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

CIGNA CORPORATION
8.50% Senior Note Due 2019

CUSIP: 125509 BL2

No. 1                                                                                                                   Principal Amount  $350,000,000

CIGNA CORPORATION, a Delaware corporation (herein called the “Company”), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of Three Hundred Fifty Million Dollars ($350,000,000) upon presentation and surrender of this Security on May 1, 2019 and to pay interest thereon accruing from May 7, 2009, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 of each year, commencing November 1, 2009, at the rate of 8.50% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record

Date for such interest payment, which shall be the close of business on the fifteenth calendar day (whether or not a Business Day) prior to such Interest Payment Date.  Any such interest not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee or the Paying Agent’s office maintained for that purpose in the Borough of Manhattan, City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CIGNA CORPORATION

By:  _______________________
Name:
Title:

Attest:

_______________________
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:    _______________________
Authorized Signatory

[REVERSE SIDE OF SECURITY]

CIGNA CORPORATION
8.50% Senior Notes due 2019

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Indenture, dated as of August 16, 2006, as amended by a Supplemental Indenture No. 3 thereto, dated as of March 7, 2008, and as supplemented by a Supplemental Indenture No. 4, dated as of May 7, 2009 (as so amended and supplemented, the “Indenture”), between the Company, as issuer, and U.S. Bank National Association, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $350,000,000, subject to future issuances of additional Securities pursuant to Section 301 of the Indenture.

The Securities of this series are subject to redemption upon not less than 30 calendar days’ nor more than 60 calendar days’ notice by mail, at any time, and from time to time, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (excluding interest accrued to the Redemption Date) on the Securities to be redeemed from the Redemption Date to the Stated Maturity date discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 50 basis points, plus, in each case, accrued and unpaid interest on the Securities to the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the maturity date for the Senior Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield-to-

maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury Security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Senior Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Senior Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date for any Senior Notes, the average of all Reference Treasury Dealer Quotations obtained.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

“Primary Treasury Dealer” means a primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer” means Citigroup Global Markets Inc., J.P. Morgan Securities Inc., UBS Securities LLC and their successors; provided, however, that if any Reference Treasury Dealer ceases to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

Unless the Company defaults in payment of the Redemption Price, interest will cease to accrue on the Securities of this series called for redemption on and after the Redemption Date.  In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities in full, the Company will make an offer to each Holder (the “Change of Control Offer”) to repurchase any and all of such Holder’s

Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities repurchased plus accrued and unpaid interest, if any, thereon, to the date of repurchase (the “Change of Control Payment”).  Within 30 days following any Change of Control Triggering Event, the Company will mail a notice to Holders of Securities describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no less than 30 days and no more than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required hereby and described in such notice.

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities by virtue of such conflicts.

The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Securities unless the Company promptly makes an offer to repurchase the Securities at 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon, to the date of repurchase, which shall be no later than 30 days after the third party’s scheduled Change of Control Payment Date.

On the Change of Control Payment Date, the Company will, to the extent lawful:

•	accept or cause a third party to accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer;

•	deposit or cause a third party to deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and

•
deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an officer’s certificate stating the principal amount of Securities or portions of Securities being purchased.

“Below Investment Grade Rating Event” means the Securities are rated below all Investment Grade Ratings by at least two of the three Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control, in each case until the end of the 60-day period following public notice of the occurrence of the Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of the Securities, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event, then such 60-day period shall be extended for such time as the rating of the Securities by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a rating event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

“Change of Control” means the occurrence of any of the following: (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock; or (3) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors; provided, however, that a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s voting stock immediately prior to that transaction or (y) immediately following that transaction no Person is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. For purposes of this definition, “voting stock” means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of the Company, even if the right to vote has been suspended by the happening of such a contingency.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Director” means, as of any date of determination, any member of the Board of Directors of the Company who (1) was a member of the Board of Directors of the Company on the date of the issuance of the Securities; or (2) was nominated for election or elected to the Board of Directors of the Company with the approval of a majority of the Continuing Directors who were members of such Board of Directors of the Company at the time of such nomination or election (either by specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director).

“Fitch” means Fitch Ratings Inc. and its successors.

“Investment Grade Rating” means a rating by Moody’s equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody’s), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of “Rating Agencies”.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Rating Agencies” means (1) Moody’s, S&P and Fitch; and (2) if any or all of Moody’s, S&P or Fitch ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, that the Company selects (pursuant to a resolution of the Company’s Board of Directors) as a replacement agency for any of Moody’s, S&P or Fitch, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, or the right of the Holder of this Security, which is absolute and unconditional, to pay, or, in the case of the Holder of this Security, to receive payment of, the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of the Trustee or the Paying Agent’s office where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing; and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for other Securities of this series, of a like tenor and aggregate principal amount but of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 906 or 1107 of the Indenture not involving any transfer.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust with the Trustee, money, or U.S. Government Obligations (or Foreign Government Obligations if the Securities are denominated in a foreign currency or currencies) which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments) of (and premium, if any) or interest on the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

No recourse shall be had for the payment of the principal of (and premium, if any) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, employee, agent or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

I or we assign and transfer this Security to: _______________________

Insert social security or other identifying number of assignee

___________________________________________________________________________________________________________________

Print or type name, address and zip code of assignee

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

and irrevocably appoint _______________________, as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date: _____________

Signed   _______________________
(Sign exactly as name appears on the
other side of this Security)

Signature Guarantee*:

*   The Holder’s signature must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” as defined by Rule 17Ad-15 under the Exchange Act.